[FRONT COVER]

Oppenheimer Equity Income Fund
Annual Report August 31, 1996

[Picture of Outdoor Lunch Setting]

                         "We need our

                         investment

                         to do a lot--

                         we want it to

                         provide money

                         to live on and

                         increase in

                         value too."




[LOGO]  OppenheimerFunds(R)

This Fund is for people who want their investment to work two ways: provide both current income and the potential for long-term growth.

How Your Fund Is Managed

Oppenheimer Equity Income Fund is designed to give you the benefits of a diversified portfolio of stocks, bonds and other income-producing investments. We manage your Fund to seek income from dividend-paying stocks and other income-producing instruments with a secondary objective of capital appreciation by investing in stocks with growth possibilities.

      Diversification provides another advantage to shareholders: less risk. Because the Fund's assets are allocated across different types of securities, investment risk may be reduced.

Performance

Total return at net asset value for the 12 months ended 8/31/96 was 13.01% for Class A shares and 12.11% for Class B shares. Cumulative total return at net asset value for Class C shares since inception on 11/1/95 was 10.01%.1

      Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 8/31/96 were 6.51%, 9.70% and 10.15%, respectively. For Class B shares, average annual total returns for the 1-year period ended 8/31/96 and since inception on 8/17/93 were 7.11% and 8.86%, respectively. For Class C shares, cumulative total return since inception on 11/1/95 was 9.01%.2

Outlook

"Our outlook is positive. This is a relatively conservative fund, so as we do in any market, we're working to limit our risk exposure as well as provide opportunities for income and long-term growth."


                                                   John Doney, Portfolio Manager
                                                                 August 31, 1996



Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 8/31/95, 8/31/91 and 8/31/86, after deducting the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 12/1/70. The Fund's maximum sales charge for Class A shares was higher during a portion of some of the periods shown, and actual investment results will be different as a result of the change. Class B returns show results of hypothetical investments on 8/31/95 and 8/17/93 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns show results of a hypothetical investment on 11/1/95 (inception of class), after the deduction of the 1% contingent deferred sales charge. When such returns are calculated in the same manner for the period ended 9/30/96, they are as follows: for Class A shares, 6.99%, 10.36% and 10.84% for the 1-, 5- and 10-year periods; for Class B shares, 7.51% and 9.69% for the 1-year period and since inception; and for Class C shares, cumulative total return since inception was 12.51%. An explanation of the different performance calculations is in the Fund's prospectus.


2 Oppenheimer Equity Income Fund

[PHOTO-JAMES C. SWAIN
James C. Swain
Chairman
Oppenheimer
Equity Income Fund

[PHOTO-BRIDGET A. MACASKILL
Bridget A. Macaskill
President
Oppenheimer
Equity Income Fund


Dear Shareholder,


Over the past few months, the stock market has shown investors just how unpredictable it can be. During this time, the market has experienced some remarkable shifts, both up and down. Despite the recent volatility, we remain optimistic and see this activity as "normal" movement in a bull market rather than the onset of a bear market. Here's why.

      We entered this period agreeing with many experts that the stock market was probably due for some kind of a downturn. After all, we had not experienced any real market correction in six years, making this the longest bull market of the post-World War II era. Although the market did decline significantly in June and July, we believe that long-term it will remain strong for the following three reasons: strong corporate profits; low inflation; and stabilized interest rates.

      First, because corporate profits of U.S. companies had advanced at a double-digit rate between 1992 and 1995, investors had fully expected this year's profit tallies to be flat. But instead, corporate America continued to perform. Corporate profits were strong during the first part of the year due to the fact that many companies reduced their operating expenses and frequently applied their profits to their businesses.

      Second, it is our belief that in today's world, faster economic growth may not necessarily mean higher inflation. For example, despite reports of an increase in hourly wages, inflation has remained low. In fact, our outlook is that inflation will remain under control, primarily because of the Federal Reserve's conservative monetary policy over the last few years as well as the declining federal government deficit which should help the stock market to remain strong.

      Third, the strength of the stock market earlier this year is all the more noteworthy because it came during a time when interest rates moved up sharply--the yield on the benchmark 30-year U.S. Treasury bond rose from under 6% in January to about 7% today. Interest rates have been rising partly because investors are concerned about whether the economy is growing fast enough to generate higher inflation. And, while it's impossible to predict how interest rates will fluctuate, we believe they will stabilize over the next few months. Rest assured, however, that we will continue to monitor this situation very closely and would become very cautious in anticipating the stock market's performance if inflation were to flare up.

      Taking these factors into account this year, our managers have worked hard to strive to meet their Fund's objective--being careful not to abandon their investment styles in response to short-term changes in the market. Additionally, they understand that, historically, a diversified portfolio of stocks has provided superior growth over the long term. With that in mind, it is critical for investors to remain focused on long-term goals and put near-term fluctuations in their proper perspective.

      Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ James C. Swain                                /s/ Bridget A. Macaskill
James C. Swain                                    Bridget A. Macaskill


September 20, 1996



The Board of Trustees recently decided to change the fiscal year end of this Fund from June 30 to August 31 in order to facilitate the auditing process. Due to this change, the next shareholder report you receive will cover the six-month period ended February 28, 1997.

3 Oppenheimer Equity Income Fund

Q + A

Q What
  investments
  have made
  positive
  contributions to
  performance?


An interview with your Fund's managers.


How did the Fund perform over the period?

The Fund has done very well. The bulk of the Fund's gains came from the strong stock market, initially driven by strong corporate earnings and low interest rates, whereas more recently they've been fueled by an unprecedented level of cash flowing into the stock market via domestic stock mutual funds. Because of concerns that economic growth was slowing and interest rates were rising, volatility in the market has been considerably higher. In the past month, however, bond prices have rallied as evidence of more modest economic growth has been revealed.

What investments made positive contributions to performance?

We've had continued success with our holdings in financial stocks, particularly banks. Our focal point remains on banks that, despite somewhat higher interest rates, showed the potential for substantial earnings improvements and increased dividends. Other sectors providing positive performance were retail and healthcare stocks. Finally, we were able to maintain our dividend, despite a changing bond market, by investing in convertible stocks and bonds.(1)

Were there any investments that didn't perform as well as you'd expected?

Initially, some of our energy holdings were minor disappointments. Though their performance was not negative, energy stocks didn't measure up to the strength of many of our other holdings, trailing the market most of the year. Recently, however, the price of energy stocks was driven higher by the upward spike in oil prices.

What areas are you currently targeting?

We continue to add to our


1. The Fund's portfolio is subject to change.



4 Oppenheimer Equity Income Fund

[VARIOUS PHOTOS]

Facing page
Top left:John Doney, Portfolio
Manager

Top right: The equity trading desk

Bottom: Mark Binning, Securities
Coordinator, consults with Lawrence
Apolito, VP Equity Trading

This page
Top: John Doney

Bottom: Robert Doll, Executive VP
and Director of Equity Investments


A  We've
had continued
success with
our holdings in
financial stocks,
particularly
banks.



convertible preferred and bond holdings when we find specific securities that offer a competitive level of income at attractive prices, and where we believe the issuing company's stock has the potential to appreciate. In addition to providing income, convertibles can be converted into common stock, so when the stock market is doing well, they offer appreciation potential.

      While interest rates increased during the beginning of the period, we built our position in longer-term government bonds. These were liquidated after interest rates declined during the past two months.

      Finally, we continue to look for value and long-term growth potential in our stock considerations and as always, we employ a bottom-up approach, evaluating each company independently rather than targeting whole industries.

What is your outlook for the Fund?

Our outlook is positive. The stock market has reached new highs, but we expect common stocks to continue to perform well. At the same time, we might see some volatility in stock prices, so we feel that a relatively cautious posture is appropriate for the portfolio going forward. This is a relatively conservative fund, so as we do in any market, we're working to limit our risk exposure as well as provide opportunities for income and long-term growth. []


5 Oppenheimer Equity Income Fund


                    Statement of Investments   August 31, 1996

                                                                                                   Face              Market Value
                                                                                                   Amount(1)         See Note 1
===================================================================================================================================
U.S. Government Obligations--5.3%
-----------------------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds, STRIPS, Zero Coupon, 7.20%, 8/15/08(2)                    $  150,000,000    $   64,349,693
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts., STRIPS, Zero Coupon, 6.78%, 2/15/04(2)                        102,500,000        61,708,688
                                                                                                                     --------------
                    Total U.S. Government Obligations (Cost $126,743,872)                                               126,058,381

===================================================================================================================================
Foreign Government Obligations--4.2%
-----------------------------------------------------------------------------------------------------------------------------------
                    Argentina (Republic of) Past Due Interest Bonds, Series L, 6.312%, 3/31/05(3)       6,435,000         5,007,235
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Nacional de Comercio Exterior SNC
                    International Finance BV Gtd. Nts., 8%, 8/5/03                                      9,000,000         7,970,625
                    ---------------------------------------------------------------------------------------------------------------
                    Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                     10,824,321         6,985,065
                    ---------------------------------------------------------------------------------------------------------------
                    Bulgaria (Republic of) Interest Arrears Bonds, 6.688%, 7/28/11(3)                  17,000,000         7,607,500
                    ---------------------------------------------------------------------------------------------------------------
                    Canada (Government of) Real Return Debs., 4.517%, 12/1/21(4) CAD                   19,800,000        14,328,332
                    ---------------------------------------------------------------------------------------------------------------
                    New South Wales State Bank Bonds, 9.25%, 2/18/03 AUD                                9,900,000         8,273,813
                    ---------------------------------------------------------------------------------------------------------------
                    Quebec, Canada (Province of) Debs., 10.25%, 4/7/98 CAD                             10,000,000         7,871,276
                    ---------------------------------------------------------------------------------------------------------------
                    Queensland Treasury Corp. Exchangeable Gtd. Nts., 8%, 8/14/01 AUD                  33,650,000        27,024,327
                    ---------------------------------------------------------------------------------------------------------------
                    South Australia (Government of) Bonds, 9%, 9/23/02 AUD                              3,000,000         2,483,479
                    ---------------------------------------------------------------------------------------------------------------
                    Venezuela (Republic of) Front-Loaded Interest Reduction Bonds:
                    Series A, 6.375%, 3/31/07(3)                                                       14,250,000        11,008,125
                    Series B, 6.50%, 3/31/07(3)                                                         2,250,000         1,738,125
                                                                                                                     --------------
                    Total Foreign Government Obligations (Cost $96,763,028)                                             100,297,902

===================================================================================================================================
Non-Convertible Corporate Bonds and Notes--5.9%
-----------------------------------------------------------------------------------------------------------------------------------
                    Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20(3)                   5,000,000         7,087,730
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Bamerindus do Brasil SA:
                    11% Sr. Unsub. Unsec. Bonds, 10/6/97                                                  465,000           454,537
                    11% Unsub. Unsec. Nts., 11/24/97                                                      646,000           631,465
                    9% Unsub. Unsec. Bonds, 10/29/98                                                    1,500,000         1,365,000
                    ---------------------------------------------------------------------------------------------------------------
                    Boyd Gaming Corp., 10.75% Sr. Sub. Nts., Series B, 9/1/03                           5,000,000         5,212,500
                    ---------------------------------------------------------------------------------------------------------------
                    California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04(5)                         4,350,000         4,371,750
                    ---------------------------------------------------------------------------------------------------------------
                    Chesapeake Energy Corp., 9.125% Sr. Nts., 4/15/06                                   4,000,000         3,950,000
                    ---------------------------------------------------------------------------------------------------------------
                    Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                                      6,000,000         6,300,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cott Corp., 9.375% Sr. Nts., 7/1/05                                                 6,350,000         6,238,875
                    ---------------------------------------------------------------------------------------------------------------
                    El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                      6,000,000         6,067,500
                    ---------------------------------------------------------------------------------------------------------------
                    Falcon Drilling, Inc., 8.875% Sr. Nts., Series B, 3/15/03                           5,850,000         5,703,750
                    ---------------------------------------------------------------------------------------------------------------
                    Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., 6/15/06(6)                            5,000,000         4,956,250
                    ---------------------------------------------------------------------------------------------------------------
                    Granite Broadcasting Corp., 9.375% Sr. Sub. Nts., Series A, 12/1/05                 5,000,000         4,787,500
                    ---------------------------------------------------------------------------------------------------------------
                    Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                  4,500,000         4,252,500
                    ---------------------------------------------------------------------------------------------------------------
                    HMH Properties, Inc., 9.50% Sr. Sec. Nts., Series B, 5/15/05                        5,000,000         4,900,000
                    ---------------------------------------------------------------------------------------------------------------
                    Hollinger International Publishing, Inc., 9.25% Sr. Sub. Gtd. Nts., 2/1/06          5,000,000         4,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04             8,250,000         8,868,750
                    ---------------------------------------------------------------------------------------------------------------
                    MagneTek, Inc., 10.75% Sr. Sub. Debs., 11/15/98                                     3,000,000         3,015,000



6  Oppenheimer Equity Income Fund


                                                                                                   Face              Market Value
                                                                                                   Amount(1)         See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate
Bonds and Notes
(continued)
                    MFS Communications Co., Inc., 0%/9.375% Sr. Disc  Nts., 1/15/04(5)             $    4,500,000    $    3,667,500
                    ---------------------------------------------------------------------------------------------------------------
                    Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr  Sub. Disc. Nts., 8/1/03(5)       3,750,000         3,337,500
                    ---------------------------------------------------------------------------------------------------------------
                    Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03                       9,000,000         9,067,500
                    ---------------------------------------------------------------------------------------------------------------
                    Rowan Cos., Inc., 11.875% Sr. Nts., 12/1/01                                         7,000,000         7,542,500
                    ---------------------------------------------------------------------------------------------------------------
                    Sociedad Comercial del Plata SA, 11.50% Medium-Term Nts., 5/9/00                    1,600,000         1,610,000
                    ---------------------------------------------------------------------------------------------------------------
                    Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                                 2,700,000         2,605,500
                    ---------------------------------------------------------------------------------------------------------------
                    Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05                               5,000,000         5,393,750
                    ---------------------------------------------------------------------------------------------------------------
                    Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(6)                     2,500,000         1,937,500
                    ---------------------------------------------------------------------------------------------------------------
                    Triton Energy Corp., 0%/9.75% Sr. Sub. Disc. Nts., 12/15/00(5)                      3,500,000         3,495,625
                    ---------------------------------------------------------------------------------------------------------------
                    Viacom International, Inc., 10.25% Sr. Sub. Nts., 9/15/01                          12,000,000        12,891,035
                    ---------------------------------------------------------------------------------------------------------------
                    WestPoint Stevens, Inc., 8.75% Sr. Nts., 12/15/01                                   6,000,000         6,037,500
                                                                                                                     --------------
                    Total Non-Convertible Corporate Bonds and Notes (Cost $136,889,691)                                 140,499,017

===================================================================================================================================
Convertible Corporate Bonds and Notes--3.3%
-----------------------------------------------------------------------------------------------------------------------------------
                    ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                              10,000,000         9,787,500
                    ---------------------------------------------------------------------------------------------------------------
                    Box Energy Corp., 8.25% Cv. Sub. Nts., 12/1/02                                      5,000,000         5,112,500
                    ---------------------------------------------------------------------------------------------------------------
                    Cooper Industries, Inc., 7.05% Cv. Unsec. Sub. Bonds, 1/1/15                        6,741,000         7,044,345
                    ---------------------------------------------------------------------------------------------------------------
                    Inco Ltd.:
                    5.75% Cv. Debs., 7/1/04                                                             9,700,000        12,270,500
                    7.75% Cv. Debs., 3/15/16                                                            9,800,000        10,412,500
                    ---------------------------------------------------------------------------------------------------------------
                    Integrated Device Technology, Inc., 5.50% Cv. Sub. Nts., 6/1/02                     7,000,000         5,398,750
                    ---------------------------------------------------------------------------------------------------------------
                    Mutual Risk Management Ltd., Zero Coupon Cv
                    Exchangeable Sub. Debs., 5.25%, 10/30/15(2)(6)                                     19,500,000         7,312,500
                    ---------------------------------------------------------------------------------------------------------------
                    Oryx Energy Co., 7.50% Cv. Sub. Debs., 5/15/14                                      7,000,000         6,247,500
                    ---------------------------------------------------------------------------------------------------------------
                    Stone Container Corp., 8.875% Cv. Sr. Sub. Nts., 7/15/00                            3,000,000         4,038,750
                    ---------------------------------------------------------------------------------------------------------------
                    VLSI Technology, Inc., 8.25% Cv. Sub. Nts., 10/1/05                                11,800,000        10,693,750
                                                                                                                     --------------
                    Total Convertible Corporate Bonds and Notes (Cost $74,305,048)                                       78,318,595

                                                                                                       Shares
===================================================================================================================================
Common Stocks--53.8%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--3.0%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.5%
                    Dexter Corp.                                                                          400,000        11,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    Dow Chemical Co. (The)                                                                100,000         7,975,000
                    ---------------------------------------------------------------------------------------------------------------
                    Du Pont (E.I.) De Nemours & Co.                                                       200,000        16,425,000
                                                                                                                     --------------
                                                                                                                         36,050,000

-----------------------------------------------------------------------------------------------------------------------------------
Metals--0.2%
                    Reynolds Metals Co.                                                                   100,000         5,350,000
-----------------------------------------------------------------------------------------------------------------------------------
Paper--1.3%
                    Union Camp Corp.                                                                      200,000         9,700,000
                    ---------------------------------------------------------------------------------------------------------------
                    Westvaco Corp.                                                                        375,000        10,734,375
                    ---------------------------------------------------------------------------------------------------------------
                    Weyerhaeuser Co.                                                                      250,000        11,156,250
                                                                                                                     --------------
                                                                                                                         31,590,625



7  Oppenheimer Equity Income Fund


                    Statement of Investments   (Continued)

                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--5.0%
-----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--2.4%
                    Ford Motor Co.                                                                        500,000    $   16,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    General Motors Corp.                                                                  400,000        19,900,000
                    ---------------------------------------------------------------------------------------------------------------
                    Snap-On, Inc.                                                                         450,000        20,531,250
                                                                                                                     --------------
                                                                                                                         57,181,250

-----------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--1.7%
                    AMR Corp.(7)                                                                          189,900        15,571,800
                    ---------------------------------------------------------------------------------------------------------------
                    Delta Air Lines, Inc.                                                                 348,640        24,709,860
                                                                                                                     --------------
                                                                                                                         40,281,660

-----------------------------------------------------------------------------------------------------------------------------------
Retail: General--0.9%
                    Sears Roebuck & Co.                                                                   500,000        22,000,000

-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--4.5%
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--1.2%
                    American Home Products Corp.                                                          200,000        11,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    Bristol-Myers Squibb Co.                                                              200,000        17,550,000
                                                                                                                     --------------
                                                                                                                         29,400,000

-----------------------------------------------------------------------------------------------------------------------------------
Tobacco--3.3%
                    Philip Morris Cos., Inc.                                                              600,000        53,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    RJR Nabisco Holdings Corp.                                                            350,000         9,231,250
                    ---------------------------------------------------------------------------------------------------------------
                    UST, Inc.                                                                             500,000        15,000,000
                                                                                                                     --------------
                                                                                                                         78,081,250

-----------------------------------------------------------------------------------------------------------------------------------
Energy--2.4%
-----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--2.4%
                    Mobil Corp.                                                                           100,000        11,275,000
                    ---------------------------------------------------------------------------------------------------------------
                    Occidental Petroleum Corp.                                                            400,000         9,300,000
                    ---------------------------------------------------------------------------------------------------------------
                    Phillips Petroleum Co.                                                                300,000        12,150,000
                    ---------------------------------------------------------------------------------------------------------------
                    Royal Dutch Petroleum Co.                                                             100,000        14,937,500
                    ---------------------------------------------------------------------------------------------------------------
                    Texaco, Inc.                                                                          100,000         8,875,000
                                                                                                                     --------------
                                                                                                                         56,537,500

-----------------------------------------------------------------------------------------------------------------------------------
Financial--28.7%
-----------------------------------------------------------------------------------------------------------------------------------
Banks--22.8%
                    Banc One Corp.                                                                        770,000        29,548,750
                    ---------------------------------------------------------------------------------------------------------------
                    Bank of Boston Corp.                                                                  505,636        26,672,299
                    ---------------------------------------------------------------------------------------------------------------
                    Bank of New York Co., Inc. (The)                                                      792,838        22,100,359
                    ---------------------------------------------------------------------------------------------------------------
                    BankAmerica Corp.                                                                     600,000        46,500,000
                    ---------------------------------------------------------------------------------------------------------------
                    Bankers Trust New York Corp.                                                          100,000         7,775,000
                    ---------------------------------------------------------------------------------------------------------------
                    Chase Manhattan Corp. (New)                                                         1,122,000        83,448,750
                    ---------------------------------------------------------------------------------------------------------------
                    Citicorp                                                                              741,398        61,721,383
                    ---------------------------------------------------------------------------------------------------------------
                    Commonwealth Bank, ADR(6)(7)                                                          305,333         4,923,495
                    ---------------------------------------------------------------------------------------------------------------
                    Crestar Financial Corp.                                                               275,000        15,984,375
                    ---------------------------------------------------------------------------------------------------------------
                    First Chicago NBD Corp.                                                               452,500        19,287,812
                    ---------------------------------------------------------------------------------------------------------------
                    First Union Corp.                                                                     839,055        53,594,638
                    ---------------------------------------------------------------------------------------------------------------
                    Fleet Financial Group, Inc.                                                           400,000        16,700,000
                    ---------------------------------------------------------------------------------------------------------------
                    Great Western Financial Corp.                                                         600,000        14,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    Greenpoint Financial Corp.                                                            500,000        17,812,500


8  Oppenheimer Equity Income Fund


                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Banks (continued)
                    KeyCorp                                                                               400,000    $   16,050,000
                    ---------------------------------------------------------------------------------------------------------------
                    Klamath First Bancorp, Inc.                                                           270,000         3,813,750
                    ---------------------------------------------------------------------------------------------------------------
                    Magna Group, Inc.                                                                     400,000         9,950,000
                    ---------------------------------------------------------------------------------------------------------------
                    Mellon Bank Corp.                                                                     450,000        24,918,750
                    ---------------------------------------------------------------------------------------------------------------
                    National City Corp.                                                                   500,000        18,812,500
                    ---------------------------------------------------------------------------------------------------------------
                    PNC Bank Corp.                                                                        301,600         9,425,000
                    ---------------------------------------------------------------------------------------------------------------
                    Signet Banking Corp.                                                                  400,000         9,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    Summit Bancorp                                                                        500,000        19,375,000
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Bancorp, Inc.                                                                    245,000         9,371,250
                                                                                                                     --------------
                                                                                                                        542,285,611

-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--1.5%
                    American Express Co.                                                                  600,000        26,250,000
                    ---------------------------------------------------------------------------------------------------------------
                    Capital One Financial Corp.                                                           300,000         9,037,500
                                                                                                                     --------------
                                                                                                                         35,287,500

-----------------------------------------------------------------------------------------------------------------------------------
Insurance--4.4%
                    Allstate Corp.                                                                        724,432        32,327,778
                    ---------------------------------------------------------------------------------------------------------------
                    American General Corp.                                                                500,000        18,250,000
                    ---------------------------------------------------------------------------------------------------------------
                    American States Financial Corp.                                                       550,000        12,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    Everest Reinsurance Holdings, Inc.                                                    248,000         6,045,000
                    ---------------------------------------------------------------------------------------------------------------
                    GCR Holdings Ltd.                                                                     100,000         2,300,000
                    ---------------------------------------------------------------------------------------------------------------
                    IPC Holdings Ltd.                                                                     419,000         8,641,875
                    ---------------------------------------------------------------------------------------------------------------
                    ITT Hartford Group, Inc.                                                              150,000         7,912,500
                    ---------------------------------------------------------------------------------------------------------------
                    Reliance Group Holdings, Inc.                                                       2,141,500        16,864,313
                                                                                                                     --------------
                                                                                                                        104,991,466

-----------------------------------------------------------------------------------------------------------------------------------
Industrial--3.3%
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.8%
                    AMP, Inc.                                                                             500,000        19,125,000

-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.5%
                    Keystone International, Inc.                                                          300,000         6,037,500
                    ---------------------------------------------------------------------------------------------------------------
                    Minnesota Mining & Manufacturing Co.                                                  400,000        27,500,000
                    ---------------------------------------------------------------------------------------------------------------
                    Tenneco, Inc.                                                                         500,000        24,875,000
                                                                                                                     --------------
                                                                                                                         58,412,500

-----------------------------------------------------------------------------------------------------------------------------------
Technology--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.5%
                    United Technologies Corp.                                                             100,000        11,275,000

-----------------------------------------------------------------------------------------------------------------------------------
Electronics--0.3%
                    Tektronix, Inc.                                                                       200,000         7,750,000

-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications-
Technology--0.3%
                    ICG Communications, Inc.(7)(8)                                                        310,500         6,526,322

-----------------------------------------------------------------------------------------------------------------------------------
Utilities--5.8%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--3.6%
                    Allegheny Power System, Inc.                                                          300,000         8,887,500
                    ---------------------------------------------------------------------------------------------------------------
                    Central & South West Corp.                                                            400,000        10,550,000
                    ---------------------------------------------------------------------------------------------------------------
                    DTE Energy Co.                                                                        300,000         8,550,000
                    ---------------------------------------------------------------------------------------------------------------
                    Entergy Corp.                                                                         550,000        13,956,250
                    ---------------------------------------------------------------------------------------------------------------
                    Florida Progress Corp.                                                                500,000        17,312,500
                    ---------------------------------------------------------------------------------------------------------------
                    Ohio Edison Co.                                                                       400,000         8,400,000
                    ---------------------------------------------------------------------------------------------------------------
                    Potomac Electric Power Co.                                                            400,000         9,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    Public Service Co. of Colorado                                                        200,000         7,125,000
                                                                                                                     --------------
                                                                                                                         84,631,250


9  Oppenheimer Equity Income Fund


                    Statement of Investments   (Continued)

                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.3%
                    NorAm Energy Corp.                                                                    225,000    $    3,290,625
                    ---------------------------------------------------------------------------------------------------------------
                    Pacific Enterprises                                                                   150,000         4,481,250
                                                                                                                     --------------
                                                                                                                          7,771,875

-----------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--1.9%
                    GTE Corp.                                                                             500,000        19,687,500
                    ---------------------------------------------------------------------------------------------------------------
                    Portugal Telecom SA, Sponsored ADR(7)                                                 410,000        10,916,250
                    ---------------------------------------------------------------------------------------------------------------
                    SBC Communications, Inc.                                                              300,000        13,987,500
                                                                                                                     --------------
                                                                                                                         44,591,250
                                                                                                                     --------------
                    Total Common Stocks (Cost $891,178,615)                                                           1,279,120,059

===================================================================================================================================
Preferred Stocks--4.5%
-----------------------------------------------------------------------------------------------------------------------------------
                    Armco, Inc., $3.625 Cum. Cv                                                           200,000         9,050,000
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Commercial Portuguese International Bank Ltd.,
                    8% Cv. Preferred Stock, Series A                                                      396,000        19,701,000
                    ---------------------------------------------------------------------------------------------------------------
                    Chiquita Brands International, Inc. $3.75 Cv., Series B                               180,000         9,427,500
                    ---------------------------------------------------------------------------------------------------------------
                    Fidelity Federal Bank, 12% Non-Cum. Exchangeable
                    Perpetual Preferred Stock, Series A                                                   100,000         2,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    First Chicago NBD Corp., Depositary Shares
                    (each representing a one-hundredth interest in a
                    share of 5.75% cum. cv. preferred stock, series B)                                    135,000         9,686,250
                    ---------------------------------------------------------------------------------------------------------------
                    Glendale Federal Bank, F.S.B., 8.75% Non-Cum. Cv., Series E                           200,000         9,400,000
                    ---------------------------------------------------------------------------------------------------------------
                    Occidental Petroleum Corp., $3.875 Cum. Cv. (6)                                       400,000        22,500,000
                    ---------------------------------------------------------------------------------------------------------------
                    Sovereign Bancorp, Inc., 6.25% Cv., Series B                                           36,500         2,139,813
                    ---------------------------------------------------------------------------------------------------------------
                    Valero Energy Corp., 6.25% Cv. Preferred                                              200,000         9,725,000
                    ---------------------------------------------------------------------------------------------------------------
                    Washington Mutual, Inc., $6.00 Non-Cum. Cv. Perpetual Preferred Stock, Series D        96,800        13,600,400
                                                                                                                     --------------
                    Total Preferred Stocks (Cost $98,771,850)                                                           107,979,963

===================================================================================================================================
Other Securities--9.4%
-----------------------------------------------------------------------------------------------------------------------------------
                    Allstate Corp., $2.30 Debt Exchangeable for Common Stock of PMI Group, Inc.           111,000         4,884,000
                    ---------------------------------------------------------------------------------------------------------------
                    American Express Co., Debt Exchangeable for
                    Common Stock of First Data Corp., 6.25%, 10/15/96                                     200,000        12,800,000
                    ---------------------------------------------------------------------------------------------------------------
                    American General Delaware, LLC, $3.00 Cv
                    Monthly Income Preferred Securities, Series A                                          75,000         3,937,500
                    ---------------------------------------------------------------------------------------------------------------
                    Atlantic Richfield Co., 9% Exchangeable Nts. for
                    Common Stock of Lyondell Petrochemical Co., 9/15/97                                   400,000         9,150,000
                    ---------------------------------------------------------------------------------------------------------------
                    Browning-Ferris Industries, Inc., 7.25% Cv
                    Automatic Common Exchangeable Securities                                              225,000         6,637,500
                    ---------------------------------------------------------------------------------------------------------------
                    Continental Airlines Finance Trust,
                    8.50% Cv. Trust Originated Preferred Securities(6)                                    250,000        13,250,000
                    ---------------------------------------------------------------------------------------------------------------
                    Corning Delaware LP, 6% Cv. Monthly Income Preferred Securities                       150,000         8,325,000


10  Oppenheimer Equity Income Fund


                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Other Securities
(continued)
                    Elsag Bailey Financing Trust, 5.50% Cv
                    Trust Originated Preferred Securities(6)                                              250,000    $   11,187,500
                    ---------------------------------------------------------------------------------------------------------------
                    Enron Corp., 6.25% Cv. Automatic Common Exchangeable
                    Securities, redeemable into Enron Oil & Gas Co. Common Stock                          270,000         6,581,250
                    ---------------------------------------------------------------------------------------------------------------
                    Hollinger International, Inc., 9.75% Preferred Redeemable
                    Increased Dividend Equity Securities, Cv., 8/1/00                                     500,000         5,375,000
                    ---------------------------------------------------------------------------------------------------------------
                    James River Corp. of Virginia, Depositary Shares each
                    representing a one-hundredth interest in a share of Series P,
                    9% Cum. Cv. Preferred Stock, Dividend Enhanced Convertible Stock                      700,000        17,412,500
                    ---------------------------------------------------------------------------------------------------------------
                    MCN Corp., 8.75% Cv. Preferred Redeemable
                    Increased Dividend Equity Securities                                                  135,000         3,746,250
                    ---------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 6% Cv. Structured Yield Product
                    Exchangeable for Common Stock of Cox Communications, Inc., 6/1/99                     400,000         8,350,000
                    ---------------------------------------------------------------------------------------------------------------
                    NorAm Financing I, 6.25% Cv. Gtd. Trust Originated Preferred Securities                85,000         5,270,000
                    ---------------------------------------------------------------------------------------------------------------
                    Owens Corning Capital LLC, 6.50% Cv. Monthly
                    Income Preferred Securities, Non-Vtg.(6)                                              200,000        10,362,500
                    ---------------------------------------------------------------------------------------------------------------
                    Reynolds Metals Co., 7% Preferred Redeemable Increased
                    Dividend Equity Securities, $3.31 Cv., 12/31/97                                       160,000         7,620,000
                    ---------------------------------------------------------------------------------------------------------------
                    RJR Nabisco Holdings Corp., $6.50 Cv., Series C                                     4,315,000        23,193,125
                    ---------------------------------------------------------------------------------------------------------------
                    Salomon, Inc., 7.625% Cv. Preferred, Debt Exchangeable
                    for Common Stock of Financial Security Assurance Holdings Ltd.                        460,000        12,995,000
                    ---------------------------------------------------------------------------------------------------------------
                    Santa Fe Energy Resources, Inc., 8.25% Dividend Enhanced Convertible Stock(9)         805,000         8,754,375
                    ---------------------------------------------------------------------------------------------------------------
                    U S West, Inc., 7.625% Cv. Debt Exchangeable for
                    Common Stock of Enhance Financial Services Group, Inc.                                415,000        11,256,875
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Surgical Corp., $2.20 Depositary Shares representing
                    one-fiftieth share of Series A Preferred Stock                                        550,000        19,800,000
                    ---------------------------------------------------------------------------------------------------------------
                    Westinghouse Electric Corp., $1.30 Cv., Participating Equity
                    Preferred Stock, Series C(6)                                                          600,000         9,375,000
                                                                                                                     --------------
                    Total Other Securities (Cost $199,428,913)                                                          220,263,375


                                                                                                   Face
                                                                                                   Amount(1)
===================================================================================================================================
Structured Instruments--0.3%
-----------------------------------------------------------------------------------------------------------------------------------
                    Canadian Imperial Bank of Commerce, New York Branch, 18.50% CD
                    Linked Nts., 9/18/96 (indexed to the Federation GKO, Zero Coupon, 9/11/96)     $    3,500,000         3,501,400
                    ---------------------------------------------------------------------------------------------------------------
                    CS First Boston Corp. Argentina Structured Product Asset
                    Return Trust Certificates, 9.40%, 9/1/97 [representing debt of Argentina (Republic of) Bonos del Tesoro Bonds, Series
                    II, 5.54%, 9/1/97 and an interest rate swap
                    between Credit Suisse Financial Products and the Trust](6)                          4,000,000         3,923,556
                                                                                                                     --------------
                    Total Structured Instruments (Cost $7,500,000)                                                        7,424,956


11  Oppenheimer Equity Income Fund


                    Statement of Investments   (Continued)

                                                                                                   Face              Market Value
                                                                                                   Amount(1)         See Note 1
===================================================================================================================================
Repurchase Agreement--12.8%
-----------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with Goldman, Sachs & Co., 5 25%, dated
                    8/30/96, to be repurchased at $305,478,092 on 9/3/96,
                    collateralized by U.S. Treasury Bonds, 8.75%--10.375%,
                    5/15/17--11/15/12, with a value
                    of $312,619,141 (Cost $305,300,000)                                            $  305,300,000    $  305,300,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,936,881,017)                                                            99.5%    2,365,262,248
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                               0.5        12,154,306
                                                                                                   --------------    --------------
Net Assets                                                                                                  100.0%   $2,377,416,554
                                                                                                   ==============    ==============



1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
           AUD--Australian Dollar
           CAD--Canadian Dollar

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Represents the current interest rate for a variable rate security.

4. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign index.

5. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

6. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $89,728,301 or 3.77% of the Fund's net assets, at August 31, 1996.

7. Non-income producing security.

8. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.

9. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 1996. The aggregate fair value of all securities of affiliated companies as of August 31, 1996 amounted to $8,754,375. Transactions during the period in which the issuer was an affiliate are as follows:


                               Balance June 30, 1996    Gross Additions    Gross Reductions  Balance August 31, 1996      Dividend
                               -----------------------  ---------------    ----------------  -----------------------      ---------
                                  Shares    Cost         Shares    Cost     Shares    Cost      Shares    Cost            Income
-----------------------------------------------------------------------------------------------------------------------------------
Santa Fe Energy Resources, Inc.,
8.25% Dividend Enhanced
Convertible Stock              805,000      $7,144,375     --      $--        --      $--       805,000   $7,144,375      $147,315



See accompanying Notes to Financial Statements.


12  Oppenheimer Equity Income Fund


                    Statement of Assets and Liabilities   August 31, 1996

===================================================================================================================================
Assets              Investments, at value (including repurchase agreement of
                    $305,300,000) --see accompanying statement:
                    Unaffiliated companies (cost $1,929,736,642)                                                     $2,356,507,873
                    Affiliated companies (cost $7,144,375)                                                                8,754,375
                    ---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest and dividends                                                                               13,714,369
                    Investments sold                                                                                      4,504,586
                    Shares of beneficial interest sold                                                                    1,064,370
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    27,351
                                                                                                                     --------------
                    Total assets                                                                                      2,384,572,924
                                                                                                                     --------------

===================================================================================================================================
Liabilities         Bank overdraft                                                                                          457,618
                    ---------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Shares of beneficial interest redeemed                                                                5,110,847
                    Distribution and service plan fees                                                                      791,028
                    Shareholder reports                                                                                     356,453
                    Transfer and shareholder servicing agent fees                                                           153,759
                    Trustees' fees                                                                                            3,234
                    Other                                                                                                   283,431
                                                                                                                     --------------
                    Total liabilities                                                                                     7,156,370
                                                                                                                     --------------
Net Assets                                                                                                           $2,377,416,554
                                                                                                                     ==============

===================================================================================================================================
Composition of      Paid-in capital                                                                                  $1,858,826,553
Net Assets          ---------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income                                                                  10,933,236
                    ---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investments and foreign currency transactions                       79,266,067
                    ---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments and translation of assets
                    and liabilities denominated in foreign currencies                                                   428,390,698
                                                                                                                     --------------
                    Net assets                                                                                       $2,377,416,554
                                                                                                                     ==============
===================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets
                    of $2,110,465,031 and 185,740,752 shares of beneficial interest outstanding)                       $      11.36
                    Maximum offering price per share (net asset value plus sales charge
                    of 5.75% of offering price)                                                                        $      12.05
                    ---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $259,569,757 and 22,998,516 shares of beneficial interest outstanding)                          $      11.29
                    ---------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $7,381,766 and 653,028 shares of beneficial interest outstanding)                               $      11.30


                    See accompanying Notes to Financial Statements


13  Oppenheimer Equity Income Fund


                    Statements of Operations

                                                                                                      Two Months       Year Ended
                                                                                                    Ended Aug. 31,      June 30,
                                                                                                        1996(1)           1996
===================================================================================================================================
Investment Income   Interest                                                                         $11,492,450      $68,337,314
                    Foreign withholding taxes                                                             (3,184)            --
                    ---------------------------------------------------------------------------------------------------------------
                    Dividends:
                    Unaffiliated companies                                                             9,821,466       52,732,474
                    Foreign withholding taxes                                                               --           (259,580)
                    Affiliated companies                                                                 147,315        1,464,260
                                                                                                     -----------    -------------
                    Total income                                                                      21,458,047      122,274,468

===================================================================================================================================
Expenses            Management fees--Note 4                                                            2,134,834       12,078,956
                    ---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                              693,619        3,872,138
                    Class B                                                                              432,504        2,077,724
                    Class C                                                                               11,319           16,702
                    ---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                570,503        2,688,008
                    ---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                              129,599           53,250
                    Class B                                                                               23,747           33,448
                    Class C                                                                                  966            2,141
                    ---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                   82,094          608,737
                    ---------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses--Note 1                                                   11,234           66,081
                    ---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                            9,200          165,431
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                     6,355           42,476
                    ---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                6,018           80,779
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                 19,699          167,101
                                                                                                     -----------    -------------
                    Total expenses                                                                     4,131,691       21,952,972

===================================================================================================================================
Net Investment Income                                                                                 17,326,356      100,321,496
                                                                                                     -----------    -------------
===================================================================================================================================
Realized and        Net realized gain (loss) on:
Unrealized          Investments                                                                       19,243,143       75,856,513
Gain (Loss)         Foreign currency transactions                                                     (4,723,329)      (4,049,609)
                                                                                                     -----------    -------------
                    Net realized gain                                                                 14,519,814       71,806,904
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on:
                    Investments                                                                      (44,560,796)     198,519,095
                    Translation of assets and liabilities
                    denominated in foreign currencies                                                  4,806,865        8,097,685
                                                                                                     -----------    -------------
                    Net change                                                                       (39,753,931)     206,616,780
                                                                                                     -----------    -------------
                    Net realized and unrealized gain (loss)                                          (25,234,117)     278,423,684
                                                                                                     -----------    -------------
===================================================================================================================================
Net Increase (Decrease) in Net Assets Resulting From Operations                                      $(7,907,761)   $ 378,745,180
                                                                                                     ===========    =============


1. The Fund changed its fiscal year end from June 30 to August 31. See accompanying Notes to Financial Statements.


14  Oppenheimer Equity Income Fund


               Statements of Changes in Net Assets

                                                                                   Two Months                Year Ended June 30,
                                                                                  Ended Aug. 31,     ------------------------------
                                                                                     1996(1)             1996             1995
===================================================================================================================================
Operations     Net investment income                                              $17,326,356        $100,321,496     $97,932,280
               --------------------------------------------------------------------------------------------------------------------
               Net realized gain                                                   14,519,814          71,806,904      33,525,676
               --------------------------------------------------------------------------------------------------------------------
               Net change in unrealized appreciation or depreciation              (39,753,931)        206,616,780     153,278,187
                                                                               --------------      --------------  --------------
               Net increase (decrease) in net assets resulting
               from operations                                                     (7,907,761)        378,745,180     284,736,143

===================================================================================================================================
Dividends and Dividends from net investment income:
Distributions  Class A                                                                   --           (88,933,508)    (88,319,907)
to             Class B                                                                   --            (7,653,335)     (5,380,964)
Shareholders   Class C                                                                   --               (81,369)           --
               --------------------------------------------------------------------------------------------------------------------
               Distributions from net realized gain:
               Class A                                                                   --           (45,033,840)    (23,241,171)
               Class B                                                                   --            (4,472,521)     (1,584,662)
               Class C                                                                   --               (15,717)           --

===================================================================================================================================
Beneficial Net increase (decrease) in net assets resulting from Interest beneficial interest transactions--Note 2:
Transactions   Class A                                                            (23,541,609)         35,013,412     (34,706,185)
               Class B                                                              8,288,875          70,965,886      62,397,726
               Class C                                                              1,564,603           5,782,628            --

===================================================================================================================================
Net Assets     Total increase (decrease)                                          (21,595,892)        344,316,816     193,900,980
               --------------------------------------------------------------------------------------------------------------------
               Beginning of period                                              2,399,012,446       2,054,695,630   1,860,794,650
                                                                               --------------      --------------  --------------
               End of period [including undistributed (overdistributed)
               net investment income of $10,933,236, $2,274,563
               and $(970,447), respectively]                                   $2,377,416,554      $2,399,012,446  $2,054,695,630
                                                                               ==============      ==============  ==============



1. The Fund changed its fiscal year end from June 30 to August 31 See accompanying Notes to Financial Statements.


15  Oppenheimer Equity Income Fund


Financial Highlights

                                                Class A
                                                -----------------------------------------------------------------------------------
                                                Two Months
                                                Ended
                                                August 31,        Year Ended June 30,
                                                1996(2)           1996             1995         1994           1993          1992
===================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period            $11.39            $10.25           $9.44        $10.01         $9.15         $8.86
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .09               .50             .50           .47           .50           .50
Net realized and unrealized gain (loss)           (.12)             1.36             .92          (.39)          .99           .39
                                                ------            ------          ------         -----        ------         -----
Total income (loss) from
  investment operations                           (.03)             1.86            1.42           .08          1.49           .89

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              --                (.48)           (.48)         (.47)         (.48)         (.48)
Dividends in excess of net investment income      --                --              --            (.01)         --            --
Distributions from net realized gain              --                (.24)           (.13)         (.12)         (.15)         (.12)
Distributions in excess of net realized gain      --                --              --            (.05)         --            --
                                                ------            ------          ------         -----        ------         -----
Total dividends and distributions
  to shareholders                                 --                (.72)           (.61)         (.65)         (.63)         (.60)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.36            $11.39          $10.25         $9.44        $10.01         $9.15
                                                ======            ======          ======         =====        ======         =====

===================================================================================================================================
Total Return, at Net Asset Value(4)              (0.26)%           18.61%          15.66%         0.65%        16.76%        10.26%

===================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)         $2,110            $2,141          $1,893        $1,773        $1,790        $1,556
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                $2,109            $2,054          $1,798        $1,832        $1,658        $1,526
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             3.28%(5)          4.51%           5.15%         4.72%         5.12%         5.33%
Expenses                                          0.94%(5)          0.89%           0.96%         0.90%         0.79%         0.82%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        13.5%             42.9%           45.7%         30.4%         59.0%         37.0%
Average brokerage commission rate(7)           $0.0587           $0.0592             --            --            --            --



Financial Highlights (Continued)
                                                 Class B                                                 Class C
                                                -------------------------------------------------        ----------------------
                                                Two Months                                               Two Months      Period
                                                Ended                                                    Ended           Ended
                                                August 31,       Year Ended June 30,                     August 31,      June 30,
                                                1996(2)          1996           1995       1994(3)       1996(2)         1996(1)
================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period            $11.33           $10.21         $9.40      $10.22        $11.35          $10.76
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .07              .41           .43         .36           .07             .28
Net realized and unrealized gain (loss)           (.11)            1.35           .91        (.58)         (.12)            .88
                                                ------           ------        ------       -----        ------          ------
Total income (loss) from
  investment operations                           (.04)            1.76          1.34        (.22)         (.05)           1.16

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              --               (.40)         (.40)       (.42)         --              (.33)
Dividends in excess of net investment income      --               --            --          (.01)         --              --
Distributions from net realized gain              --               (.24)         (.13)       (.12)         --              (.24)
Distributions in excess of net realized gain      --               --            --          (.05)         --              --
                                                ------           ------        ------       -----        ------          ------
Total dividends and distributions
  to shareholders                                 --               (.64)         (.53)       (.60)         --              (.57)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.29           $11.33        $10.21       $9.40        $11.30          $11.35
                                                ======           ======        ======       =====        ======          ======
================================================================================================================================
Total Return, at Net Asset Value(4)              (0.35)%          17.58%        14.87%      (2.35)%       (0.44)%         10.50%

================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)           $260             $252          $161         $88            $7              $6
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $255             $208          $122         $47            $7              $3
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             2.48%(5)         3.68%         4.34%       3.99%(5       2.55%(5)        3.53%(5)
Expenses                                          1.76%(5)         1.72%         1.79%       1.82%(5       1.79%(5)        1.81%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        13.5%            42.9%         45.7%       30.4%         13.5%           42.9%
Average brokerage commission rate(7)           $0.0587          $0.0592           --          --        $0.0587         $0.0592



1.   For the period from November 1, 1995 (inception of offering) to June 30,
     1996.

2.   The Fund changed its fiscal year end from June 30 to August 31.

3.   For the period from August 17, 1993 (inception of offering) to June 30,
     1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5.   Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $293,833,873 and $502,985,239, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

16 & 17 Oppenheimer Equity Income Fund

Notes to Financial Statements
================================================================================
1. Significant
Accounting Policies

Oppenheimer Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 27, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from June 30 to August 31. Accordingly, these financial statements include information for the two month period from July 1, 1996 to August 31, 1996. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


18  Oppenheimer Equity Income Fund

================================================================================
1. Significant
Accounting Policies
(continued)

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. In addition, to properly reflect foreign currency loss in the components of capital, $4,504,000 of foreign exchange loss determined according to U.S. federal income tax rules has been reclassified from net realized loss to undistributed net investment income.


     During the two months ended August 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between the financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the two months ended August 31, 1996, amounts have been reclassified to reflect a decrease in undistributed net investment income and an increase in accumulated net realized gain on investments of $4,163,684.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                Two Months Ended Aug. 31, 1996(2)   Year Ended June 30, 1996(1)      Year Ended June 30, 1995
                                ---------------------------------   ---------------------------      -------------------------
                                      Shares         Amount           Shares         Amount            Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                3,550,795    $ 40,479,520        20,146,940    $223,283,409      19,327,605   $207,336,132
Dividends and distributions
reinvested                               --              --          11,433,753     125,568,723      11,012,028     83,402,034
Redeemed                           (5,703,125)    (64,021,129)      (28,310,542)   (313,838,720)    (33,557,623)  (325,444,351)
                                 ------------    ------------      ------------    ------------    ------------   ------------
Net increase (decrease)            (2,152,330)   $(23,541,609)        3,270,151     $35,013,412      (3,217,990)  $(34,706,185)
                                 ============    ============      ============    ============    ============   ============
----------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                1,234,485     $13,913,799         8,424,677     $92,863,112       7,529,176    $72,586,104
Dividends and distributions
reinvested                               --              --           1,014,528      11,086,597         670,317      6,342,433
Redeemed                             (503,549)     (5,624,924)       (2,987,292)    (32,983,823)     (1,724,724)   (16,530,811)
                                 ------------    ------------      ------------    ------------    ------------   ------------
Net increase                          730,936      $8,288,875         6,451,913     $70,965,886       6,474,769    $62,397,726
                                 ============    ============      ============    ============    ============   ============
----------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                  153,840      $1,732,419           523,531      $5,887,218            --             $--
Dividends and distributions
reinvested                               --              --               8,456          94,181            --              --
Redeemed                              (14,976)       (167,816)          (17,823)       (198,771)           --              --
                                 ------------    ------------      ------------    ------------    ------------    -----------
Net increase                          138,864      $1,564,603           514,164      $5,782,628            --             $--
                                 ============    ============      ============    ============    ============    ===========
----------------------------------------------------------------------------------------------------------------------------


     1. For the year ended June 30, 1996 for Class A and Class B shares and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class C shares.

     2. The Fund changed its fiscal year end from June 30 to August 31.


19  Oppenheimer Equity Income Fund

================================================================================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized appreciation on investments of $428,381,231 was composed of gross appreciation of $451,459,716, and gross depreciation of $23,078,485.


================================================================================
4. Management Fees and
Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed 1.5% of the first $30 million of average annual net assets of the Fund, plus 1% of average annual net assets in excess of $30 million.

     For the two months ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $632,850, of which $218,008 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $489,862 and $15,300, of which $43,178 was paid to an affiliated broker/dealer for Class B. During the two months ended August 31, 1996, OFDI received contingent deferred sales charges of $70,589 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to 0.25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of 0.75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. During the two months ended August 31, 1996, OFDI paid $44,931 and $6,798, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses, and retained $355,295 and $9,940, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At August 31, 1996, OFDI had incurred unreimbursed expenses of $8,245,976 for Class B and $122,658 for Class C.

================================================================================
5. Illiquid and
Restricted Securities

At August 31, 1996, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at August 31, 1996 was $6,526,322, which represents 0.27% of the Fund's net assets. Information concerning these securities is as follows:


                                                                 Valuation Per Unit
Security                   Acquisition Date    Cost Per Unit   As of August 31, 1996
-------------------------------------------------------------------------------------
ICG Communications, Inc.  10/26/93--4/15/96        $18.15              $21.02


Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.


20  Oppenheimer Equity Income Fund

Independent Auditors' Report
================================================================================

The Board of Trustees and Shareholders of Oppenheimer Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Equity Income Fund as of August 31, 1996, the statements of operations for the two months then ended and the year ended June 30, 1996, the statements of changes in net assets for the two months ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund at August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Denver, Colorado
September 23, 1996


21  Oppenheimer Equity Income Fund

Federal Income Tax Information   (Unaudited)
================================================================================

In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends paid by the Fund during the period ended August 31, 1996 which are not designated as capital gain distributions should be multiplied by 46.09% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


22  Oppenheimer Equity Income Fund

Oppenheimer Equity Income Fund
================================================================================
Officers and       James C. Swain, Chairman and Chief Executive Officer
Trustees           Bridget A. Macaskill, Trustee and President
                   Robert G. Avis, Trustee
                   William A. Baker, Trustee
                   Charles Conrad, Jr., Trustee
                   Jon S. Fossel, Trustee
                   Sam Freedman, Trustee
                   Raymond J. Kalinowski, Trustee
                   C. Howard Kast, Trustee
                   Robert M. Kirchner, Trustee
                   Ned M. Steel, Trustee
                   George C. Bowen, Vice President,
                    Treasurer and Assistant Secretary
                   Andrew J. Donohue, Vice President and Secretary
                   John P. Doney, Vice President
                   Robert J. Bishop, Assistant Treasurer
                   Scott T. Farrar, Assistant Treasurer
                   Robert G. Zack, Assistant Secretary

================================================================================
Investment         OppenheimerFunds, Inc.
Adviser

================================================================================
Distributor        OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and       OppenheimerFunds Services
Shareholder
Servicing
Agent

================================================================================
Custodian of       The Bank of New York
Portfolio
Securities

================================================================================
Independent        Deloitte & Touche LLP
 Auditors

================================================================================
Legal Counsel      Myer, Swanson, Adams & Wolf, P.C.


                   This is a copy of a report to shareholders of Oppenheimer Equity Income Fund. This report must be preceded by a Prospectus of Oppenheimer Equity Income Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


23  Oppenheimer Equity Income Fund

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RA0300.001.0896          October 31, 1996




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     And when you need help, our Customer Service Representatives are only a
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     For added convenience, you can get automated information with
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PhoneLink gives you access to a variety of fund, account, and market
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     You can count on us whenever you need assistance. That's why the
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     So call us today--we're here to help.

--------------------------------------------------------------------------------
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